FORM 8-K - CURRENT REPORT

             (As last amended in Rel. No. 34-36968, eff. 08/13/92.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)       February 17, 1998
                                                ------------------------------

                              Blessings Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                        1-4684              13-5566477
(name or other jurisdiction        (commission            (IRS employer
   of incorporation)               file number)        identification no.)

200 Enterprise Drive, Newport News, VA               23603
 (address of principal executive offices)          (zip code)

Registrant's telephone number, including area code        (757) 887-2100


         (former name or former address, if changed since last report.)





Item 5.           Other Events

                  See the press release dated February 17, 1998.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                            10.1 Press release dated February 17, 1998.

                                                               Exhibit 10.1


Contact: James P. Luke
                  Executive Vice President
                  Chief Financial Officer


                              FOR IMMEDIATE RELEASE


         NEWPORT NEWS, VIRGINIA, FEBRUARY 17, 1998. Blessings Corporation (AMEX Symbol BCO) disclosed today that it is engaged in an evaluation of strategic alternatives to optimize shareholder value. Bowles Hollowell Conner & Co., Investment Bankers, is advising the Board of Directors in connection with this evaluation. Alternatives may include an investigation of potential merger or investment partners which could bring operating synergies to the company and augment Blessings' commitment to support the global expansion of its major customers.

Blessings Corporation is a recognized leader in the manufacture of specialty extruded, printed and converted polyolefin films and enjoys particularly strong positions in the disposable healthcare and flexible packaging markets.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Registrant:

                           BLESSINGS CORPORATION



                           By:           /s/  James P. Luke
                                        _______________________________________
                                        James P. Luke, Executive Vice President
                                        Secretary

Date:    February 20, 1998